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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): May 8, 2001 (May 7, 2001)


                       Corrections Corporation of America
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                      0-25245                 62-1763875
           --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



              10 Burton Hills Boulevard, Nashville, Tennessee 37215
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-3000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

DECLARATION OF REVERSE STOCK SPLIT.

        The Board of Directors of Corrections Corporation of America, a Maryland corporation (the "Company"), has declared a reverse stock split of the Company's common stock at a ratio of one-for-ten (the "Reverse Stock Split"). The Reverse Stock Split, which will be effective Friday, May 18, 2001, was previously approved by the Company's stockholders at the Company's 2000 Annual Meeting of Stockholders held on December 13, 2000.

        The Company will effect the Reverse Stock Split by filing an amendment to its Charter with the State of Maryland on Thursday, May 17, 2001 which will be automatically effective at 12:01 a.m., New York City time, on Friday, May 18, 2001 (the "Charter Amendment"). Pursuant to the Charter Amendment, every ten shares of the Company's common stock, $0.01 par value per share, issued and outstanding immediately prior to the effective time specified in the Charter Amendment will be reclassified and changed into one fully paid and nonassessable share of the Company's common stock, also $0.01 par value per share. The Company will pay cash in lieu of issuing fractional shares in the Reverse Stock Split based on the closing price of the common stock on the New York Stock Exchange (the "NYSE") on Thursday, May 17, 2001. Following the completion of the Reverse Stock Split, it is expected that the Company will have approximately 25.2 million shares of common stock issued and outstanding.

        As a result of the foregoing, the Company anticipates that the Common Stock will trade on the NYSE on a post-Reverse Stock Split Basis beginning with the opening of trading on Friday, May 18, 2001. American Stock Transfer & Trust Company, the Company's newly appointed transfer agent and registrar, will effect the exchange of certificates representing the shares of the Company's common stock.

        A form of the Charter Amendment to be filed with the State of Maryland is included as Exhibit 3.1 hereto and is incorporated herein in its entirety. The press release issued by the Company on May 7, 2001, with respect to, among other things the Reverse Stock Split, is filed herewith as Exhibit 99.1 and is also incorporated herein in its entirety.

FORWARD LOOKING STATEMENTS.

        This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.


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ITEM 7(c).  EXHIBITS.

The following exhibits are filed as part of this Current Report:

Exhibit
Number        Description of Exhibits
-------       -----------------------
3.1           Form of Amendment to the Company's Charter effecting the Reverse
              Stock Split.

99.1 Company press release, dated May 7, 2001, announcing, among other things, the Board of Directors declaration of the Reverse Stock
              Split.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2001                 CORRECTIONS CORPORATION OF AMERICA


                                  By: /s/ Irving E. Lingo, Jr.
                                      ------------------------------------------
                                      Its: Executive Vice President,
                                           Chief Financial Officer and Secretary






















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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
-------       -----------------------
3.1           Form of Amendment to the Company's Charter effecting the Reverse
              Stock Split

99.1 Company press release, dated May 7, 2001, announcing, among other things, the Board of Directors declaration of the Reverse Stock
              Split.






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